NUVEEN MINNESOTA INTERMEDIATE MUNICIPAL BOND FUND

NUVEEN NEBRASKA MUNICIPAL BOND FUND

SUPPLEMENT DATED JANUARY 7, 2021

TO THE PROSPECTUS AND SUMMARY PROSPECTUSES DATED SEPTEMBER 30, 2020

Class C1 shares of Nuveen Minnesota Intermediate Municipal Bond Fund and Nuveen Nebraska Municipal Bond Fund are no longer available and will not be issued, including for purposes of dividend reinvestment or to satisfy share exchanges. Any references to Nuveen Minnesota Intermediate Municipal Bond Fund and Nuveen Nebraska Municipal Bond Fund Class C1 shares in this prospectus are deleted.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FTFIP-0121P